UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2020

Date of Report (Date of earliest event reported)

VIEW SYSTEMS INC.

(Exact name of registrant as specified in its charter)

(410) 236 8200

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

7833 Walker Drive, Suite 620, Greenbelt, MD 20770

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01 Other Events

The Company has been following the recommendations of local health authorities to minimize exposure risk for its team members (officers and service providers) for the past several weeks, including the temporary closures of certain offices of its team members to work remotely. The Company’s accountant and auditor are both in states heavily impacted by COVID-19, and, as a result, the quarterly report will not be completed by the filing deadline, due to insufficient time to facilitate the internal and external review process.

ACCORDINGLY, VIEW SYSTEMS, INC. (the Company) will be relying on the Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934 Granting Exemptions From Specified Provisions of the Exchange Act of 1934 and Certain Rules Thereunder dated March 25, 2020 (Release No. 34-88318) (the Order) to delay the filing of its Form 10-Q for the quarter ended March 31, 2020 (the” Reports”) until June 29, 2020, exercising a 45 day extension from the original due date of May 14, 2020, due to the circumstances related to COVID-19 and the Company’s officers, consultants and securities counsel working from home as non-essential people in various states inside and outside the country.

In light of the current COVID-19 pandemic, the Company will be including the following Risk Factor in its Report:

Impacts of COVID-19 to Business and the general economy

COVID -19 has recently caused a material and substantial adverse impact on our general economy. It has also caused some interruptions to the Company’s plans. The impacts of the global emergence of Coronavirus disease (COVID-19) on our business and the general economy, are currently not fully known. We will continue to actively monitor the situation and may take further actions that alter our business operations as may be required by federal, state or local authorities or that we determine are in the best interests of our employees, potential partners, suppliers and stockholders. It is not clear what the potential effects any such alterations or modifications may have on our business, including the effects on our prospects.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEW SYSTEMS, INC.

Date: May 22, 2020	By:	/s/ Juan Campo
Juan Campo
Chief Executive Officer (Principal executive officer, principal financial officer, and principal accounting officer)